UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 780
Houston, Texas 77067
(Address of principal executive offices)

(713) 528-1881

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Debenture Securities Purchase Agreement and Preferred Stock Purchase Agreement

On April 6, 2016, Lucas Energy, Inc. (the “Company”) and an accredited institutional investor (the “Investor”), entered into a securities purchase agreement (the “Debenture Securities Purchase Agreement”), pursuant to which the Company agreed to sell and issue securities consisting of (i) a redeemable convertible subordinated debenture, with a face amount of $530,000, convertible into 163,077 shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”) at a conversion price equal to $3.25 per share (the “Debenture”) and (ii) a warrant to purchase 1,384,616 shares of Common Stock (subject to adjustment thereunder) at an exercise price equal to $3.25 per share (the “First Warrant”). The Investor agreed to purchase the Debenture at a 5.0% original issue discount for the sum of $500,000 and agreed that it will exercise the First Warrant, upon satisfaction of certain conditions, for the sum of $4.5 million.

On April 6, 2016, the Company also entered into a stock purchase agreement (the “Preferred Stock Purchase Agreement”) with the Investor, pursuant to which the Company agreed, subject to certain conditions, to issue a $5.26 million face amount newly designated Series C redeemable convertible preferred stock (the “Series C Preferred Stock”) at a 5% original issue discount, convertible into 1,618,462 shares of Common Stock at a conversion price of $3.25 per share, and a warrant to purchase 1,111,112 shares of Common Stock at an exercise price of $4.50 per share (the “Second Warrant”). Under the terms of the Preferred Stock Purchase Agreement, the Second Warrant and $530,000 of Series C Preferred Stock will be sold and issued for $500,000 after the Company closes that certain acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between the Company and sellers named therein (the “Acquisition”), and, assuming the Acquisition closes, the remaining $4.73 million of Series C Preferred Stock will be sold and issued for $4.5 million immediately after approval by the Company’s stockholders for NYSE MKT purposes described below, and there is an effective registration statement covering the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Second Warrant.

The Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission registering the resale of all shares of Common Stock issuable upon conversion of the Debenture (the “Debenture Conversion Shares”), conversion of the Series C Preferred Stock (the “Preferred Conversion Shares”) and exercise of the First Warrant (the “First Warrant Shares”) and Second Warrant (the “Second Warrant Shares”), and to maintain the effectiveness of such registration until all such shares may be sold by the Investor pursuant to Rule 144 without volume restrictions.

Subject to certain customary exceptions, the Company agreed that (i) until 60 days after the Registration Statement is declared effective, it will not issue or enter into an agreement to issue any shares of Common Stock and (ii) until 6 months after the entire Debenture, Series C Preferred Stock, First Warrant and Second Warrant have been converted, redeemed or exercised, it will not (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company or (2) enter into any equity or convertible financing pursuant to which shares of Common Stock or Common Stock equivalents may effectively be issued (i) at a discount, (ii) at a variable price, or (iii) where the price or number of shares are subject to any type of variability or reset feature.

The Company has agreed to seek stockholder approval at a special stockholders’ meeting for the issuance of the Debenture Conversion Shares, Preferred Conversion Shares, First Warrant Shares and Second Warrant Shares in excess of 19.99% of the Company’s outstanding Common Stock in accordance with the requirements of the NYSE MKT as soon as practicable following the closing.

The foregoing summary of the terms of the Debenture Securities Purchase Agreement and the Preferred Stock Purchase Agreement is subject to, and qualified in its entirety by, such documents attached hereto as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Debenture

The Debenture matures in seven years and accrues interest at a rate of 6.0% per annum, subject to adjustment as provided in the Debenture. The Debenture converts into shares of Common Stock automatically upon the earlier of (i) the maturity date or (ii) the last to occur of the closing of the Acquisition or the date on which certain equity conditions (as defined in the Debenture) have been met. The Debenture also may be converted into shares of Common Stock (i) in the sole and absolute discretion of Investor at any time or times after issuance, or (ii) at the option of the Company if certain equity conditions are met. Upon conversion of the Debenture, the Company will pay a conversion premium equal to the amount of unpaid interest that would have otherwise been due if the Debenture had been held through the maturity date, with respect to the portion of Debenture being converted.

Accrued interest under the Debenture is payable upon conversion, redemption or maturity of the Debenture, in cash or, at the Company’s discretion, shares of Common Stock calculated by using 95% of the average of the lowest 5 individual daily volume weighted average prices during the measuring period, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock. Following a default trigger event (as defined in the Debenture), the number of shares to be issued will be calculated by using 85% of the average of the lowest 5 individual daily volume weighted average prices during the measuring period, less $0.10 per share of Common Stock not to exceed 85% of the lowest sales prices on the last day of such period less $0.10 per share.

The interest rate on the Debenture will adjust upward by 100 basis points for each $0.10 that the volume weighted average price of our Common Stock on any trading day as of which the interest rate is determined and calculated is below $2.75, subject to a maximum interest rate of 24.95%. The interest rate also will adjust upward by 10.0% following the occurrence of any trigger event. The interest rate on the Debenture will adjust downward by 100 basis points for each $0.10 that the volume weighted average price of our Common Stock on any trading day as of which the interest rate is determined and calculated is above $3.75, subject to a minimum interest rate of 0%.

To the extent the Debenture has not automatically converted in full into shares of Common Stock prior to the maturity date, the face value of the outstanding Debenture, together with all interest accrued thereunder, is payable in cash by the Company on the maturity date. Prior to the maturity date, provided that no trigger event has occurred, the Company has the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the Debenture then outstanding by paying Investor in cash an amount per portion of Debenture equal to the face value, plus the interest payable as if such portion was outstanding until the maturity date, minus any interest already paid for such portion. The outstanding Debenture, together with accrued and unpaid interest, automatically becomes payable in the event of a deemed liquidation event (as defined in the Debenture).

The foregoing summary of the terms of the Debenture is subject to, and qualified in its entirety by, such document attached hereto as Exhibit 4.1, which is incorporated herein by reference.

Warrants

The First Warrant will be automatically exercised upon the last to occur of the approval by the Company’s stockholders for NYSE MKT purposes, the Acquisition, and the registration statement for the resale of the shares of Common Stock issuable upon conversion of the Debenture and exercise of the First Warrant being declared effective by the Securities and Exchange Commission. The First Warrant accrues a premium at a rate equal to 6.0% per annum, subject to adjustment as provided in the First Warrant, payable upon redemption or exercise. Upon exercise of the First Warrant, the Company will pay the conversion premium that would have otherwise been due if the First Warrant had been held through the maturity date, with respect to the portion of First Warrant being exercised. The First Warrant may not be exercised on a cashless basis.

The conversion premium under the First Warrant is payable and adjustable on the same terms and conditions as accrued interest is payable and adjustable under the Debenture. The First Warrant has a maturity date that is seven years after the date of issuance and, if the First Warrant has not been wholly exercised into shares of Common Stock prior to such date, the Company may redeem the First Warrant on such date by repaying to the Investor in cash the purchase price paid under the First Warrant. Prior to the maturity date, provided that no trigger event has occurred (as defined in the First Warrant), the Company has the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the First Warrant then unexercised by paying Investor in cash an amount per portion of unexercised First Warrant equal to the purchase price paid under the First Warrant, plus the conversion premium payable as if such portion was unexercised until the maturity date, minus any Conversion Premium already paid for such portion. The purchase price paid under the First Warrant, together with the conversion premium, automatically becomes payable with respect to the unexercised portion of the First Warrant in the event of a liquidation, dissolution or winding up by the Company.

The Second Warrant has the same terms and conditions as the First Warrant, except that (i) it may be exercised before March 31, 2017 by mutual agreement of the Company and Investor upon delivery of notice from the Company or the Investor, (ii) the exercise price is $4.50 per share and (iii) the conversion premium asjustment threshholds are set at $4.00 and $5.00, respectively.

The foregoing summary of the terms of the First Warrant and Second Warrant is subject to, and qualified in its entirety by, such documents attached hereto as Exhibits 4.2 and 4.3, which are incorporated herein by reference.

Preferred Stock

Holders of the Series C Preferred Stock will be entitled to cumulative dividends in the amount of 6.0% per annum, payable upon redemption, conversion, or maturity, and when, as and if declared by the Company’s Board of Directors in its discretion. The Series C Preferred Stock ranks senior to the Common Stock and pari passu with respect to the Company’s Series B Redeemable Convertible Preferred Stock.

The Series C Preferred Stock may be converted into shares of Common Stock at any time at the option of the holder, or at the Company’s option if certain equity conditions (as defined in the Certificate of Designation), are met. Upon conversion, the Company will pay the holders of the Series C Preferred Stock being converted a conversion premium equal to the amount of dividends that such shares would have otherwise earned if they had been held through the maturity date, and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock (the “Face Value”) multiplied by the number of such shares of Series C Preferred Stock divided by the conversion rate.

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable on the same terms and conditions as accrued interest is payable and adjustable under the Debenture. The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of Common Stock prior to such date, the Company may redeem the Series C Preferred Stock on such date by repaying to the Investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. Prior to the maturity date, provided that no trigger event has occurred (as defined in the Certificate of Designation), the Company has the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the Series C Preferred Stock by paying Investor in cash 100% of the Face Value, plus the conversion premium, minus any dividends already paid on the Series C Preferred Stock being redeemed. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by the Company.

The Company may not issue any other Preferred Stock (other than the Series B Redeemable Convertible Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of Common Stock issuable upon conversion of the Series C Preferred Stock, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

The foregoing summary of the terms of the Series C Preferred Stock is subject to, and qualified in its entirety by, the form of Certificate of Designation of Series C Preferred Stock attached hereto as Exhibit 3.1, which is incorporated herein by reference.

The Company may not issue shares of Common Stock upon conversion of the Debenture or Series C Preferred Stock or exercise of the First Warrant or Second Warrant to the extent such conversion or exercise would result in the Investor owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Investor may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Company.

The securities described herein have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company does not plan to register the Debenture, Series C Preferred Stock, First Warrant or Second Warrant, but intends to file a resale Registration Statement for the Debenture Conversion Shares, Preferred Conversion Shares, First Warrant Shares and Second Warrant Shares as described above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the securities described herein have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended, Rule 506 of Regulation D promulgated thereunder and Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering. The Investor has represented that it is an accredited investor, as that term is defined in Regulation D. The Investor also has represented that it is acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Assuming issuance of all of the securities under the Debenture Securities Purchase Agreement and the Preferred Stock Purchase Agreement, the Company will receive gross proceeds of $15 million and will pay placement agent fees of $1.425 million in the aggregate for services rendered in connection with the respective financings.

Item 3.03.	Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On April 7, 2016, the Company issued a press release announcing the Debenture Securities Purchase Agreement, the Preferred Stock Purchase Agreement and the issuance of the Debenture and the First Warrant. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current expectations, speak only as of the date hereof and are subject to change. All statements, other than statements of historical fact included in this press release, are forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, the amount and use of proceeds the Company expects to receive from the offerings, the closing of the offerings and the conversion of the Debenture and Series C Preferred Stock and the exercise of the warrants. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially and adversely from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

3.1	Form of Certificate of Designation of Series C Preferred Stock

4.1	Form of Redeemable Convertible Subordinated Debenture

4.2	Form of Common Stock Purchase First Warrant

4.3	Form of Common Stock Purchase Second Warrant

10.1	Form of Debenture Securities Purchase Agreement

10.2	Form of Preferred Stock Purchase Agreement

99.1	Press Release of Lucas Energy, Inc. dated April 7, 2016 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

Dated: April 7, 2016	By:	/s/ Anthony C. Schnur
Anthony C. Schnur, Chief Executive Officer

Exhibit Index

Exhibit Number	Description

3.1	Form of Certificate of Designation of Series C Preferred Stock

4.1	Form of Redeemable Convertible Subordinated Debenture

4.2	Form of Common Stock Purchase First Warrant

4.3	Form of Common Stock Purchase Second Warrant

10.1	Form of Debenture Securities Purchase Agreement

10.2	Form of Preferred Stock Purchase Agreement

99.1	Press Release of Lucas Energy, Inc. dated April 7, 2016 (furnished herewith pursuant to Item 7.01).